EXHIBIT 4.1 - SPECIMEN COPY OF STOCK CERTIFICATE


        NUMBER                                                   SHARES

---------------------                                    -----------------------
CUSIP No. 350667 10 1                                    SEE REVERSE FOR LEGENDS

                         FOUNTAIN COLONY VENTURES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

                        COMMON STOCK - $0.001 PAR VALUE

This certifies that

is the owner of

fully paid and non-assessable shares of Common Stock of FOUNTAIN COLONY VENTURES, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation, as amended, to all of which the holder, by acceptance hereby assents.


IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and the facsimile Corporation seal to be duly affixed hereto.


Dated:

/s/ Patrick C. Brooks                        FIRST AMERICAN STOCK TRANSFER, INC.
---------------------                                 PO BOX 477100-155
     PRESIDENT                                     PHOENIX, AZ  85068-7700

                         FOUNTAIN COLONY VENTURES, INC.
                               CORPORATE SEAL 1999
                                    COLORADO

/s/ Patrick C. Brooks                        By
---------------------                          ---------------------------------
     SECRETARY                                 TRANSFER AGENT AND REGISTRAR
                                               AUTHORIZED SIGNATURE

                         FOUNTAIN COLONY VENTURES, INC.




For Value received, ______ hereby sell, assign and transfer unto
________________________________________________________________________________

shares of Common  Stock  represented  by the within  Certificate,  and do hereby irrevocably  constitute and appoint  ___________________________________________

Attorney to transfer  the said shares of Common Stock on the books of the within named Corporation with full power of substitution in the premises.




Signature _________________________________________________





Signature Guaranteed by: __________________________________



Note: The signature of this assignment must correspond with the name as written upon the face of this Certificate, in every particular, without alteration or enlargement or any change whatever.

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